FORUM FUNDS
Grisanti Brown Value Fund

Supplement dated May 20, 2010 to Prospectus dated January 28, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective immediately, Jared S. Leon is no longer a portfolio manager of Grisanti Brown Value Fund.  Therefore, the following subsections are hereby revised as follows:

1. The subsection entitled “Portfolio Managers” on page 4 is hereby replaced with the following:

Christopher C. Grisanti, Vance C. Brown and Robert G. Gebhart, co-portfolio managers of the Fund, are jointly responsible for the day-to-day management of the Fund and perform all of the functions related to the management of the portfolio. Christopher C. Grisanti and Vance C. Brown have co-managed the Fund since the Fund’s inception in 2005. Robert G. Gebhart has co-managed the Fund since June 2008.

2. The subsection entitled “Portfolio Managers” on pages 8-9 is hereby replaced with the following:

Christopher C. Grisanti, Vance C. Brown and Robert G. Gebhart, each a member of the Investment Team, together manage the portfolio utilizing a team-based approach. Together, Messrs. Grisanti, Brown and Gebhart, each a principal of the Adviser, are jointly responsible for the day-to-day management of the Fund and perform all of the functions related to the management of the portfolio.

Christopher C. Grisanti is a founding member of the Adviser. Since the Adviser was established in 1999, Mr. Grisanti has served both as a portfolio manager and portfolio analyst. Mr. Grisanti joined Spears Benzak Salomon & Farrell (“SBSF”) in 1994 as an analyst and in 1997 was made Director of Research. He specializes in technology and financial stocks. He is a Chartered Financial Analyst (awarded in 1996).

From 1988 to 1994, Mr. Grisanti was a corporate lawyer for the law firm Simpson Thacher & Bartlett in New York City, where he worked in the securities and structured finance area. He graduated from Holy Cross College cum laude in 1983 and from Harvard Law School magna cum laude in 1987.

Vance C. Brown, also a founding member of the Adviser, has served as a portfolio manager and portfolio analyst since 1999. Prior to that, he was a Managing Director and portfolio manager at SBSF. From 1995 to 1998, Mr. Brown was a Vice President at Greenhaven Associates, an investment management firm based in Purchase, New York with about $1 billion under supervision. In 1990, Mr. Brown served as Executive Vice President and Associate Publisher of The Herald Publishing Company, a newspaper company based in Connecticut, helping to manage a turnaround and successfully negotiating the sale of the newspaper in 1995. Prior to 1990, he was employed by Prudential-Bache Securities (“Pru-Bache”), serving from 1988 to 1990 as a senior securities analyst with responsibility for covering electronic media including the broadcast, cable and radio industries, and from 1986 to 1988 as a junior analyst in equity research following newspaper and print media. During his tenure at Pru-Bache, Mr. Brown also assisted the investment banking department in negotiating various cable and radio transactions. Mr. Brown graduated from Brown University in 1985 with honors.

Robert G. Gebhart joined the Adviser in June 2008 as a portfolio manager and portfolio analyst. He holds the Chartered Financial Analyst designation (awarded in 1997). Prior to joining the Adviser, Mr. Gebhart was an analyst and portfolio manager at W.P. Stewart & Co., Inc., an investment management firm, from 2002 to 2008, where he followed the financial, retail and leisure and lodging industries in addition to managing client portfolios. Prior to W.P. Stewart, Mr. Gebhart was a Vice President and then Director in equity research covering insurance companies for Merrill Lynch. Before moving to New York in 1999, he was an analyst at the State Teachers Retirement System of Ohio. Mr. Gebhart began his career with Huntington Bancshares and spent four years in corporate credit and banking. Mr. Gebhart earned a BS in Finance from Miami University in 1993.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares of the Fund.

Please retain for future reference.

FORUM FUNDS
Grisanti Brown Value Fund

Supplement dated May 20, 2010 to Statement of Additional Information dated January 28, 2010

Effective immediately, Jared S. Leon is no longer a portfolio manager of Grisanti Brown Value Fund.  Therefore, the following subsections are hereby revised as follows:

The following subsections on page 18 are hereby replaced with the following:

2. Ownership of Adviser

Grisanti Brown & Partners LLC is a Delaware limited liability company controlled by Christopher C. Grisanti and Vance C. Brown, who, together with Robert C. Gebhart comprise the Fund’s portfolio managers (collectively, the Investment Team or, alternatively, the Portfolio Managers, and each individually, a Portfolio Manager).

3. Information Concerning Accounts Managed by Portfolio Managers

As of March 31, 2010, the Portfolio Managers acted as portfolio managers for 168 accounts with assets totaling $682 million. As of the same date, the Portfolio Managers did not manage any other registered investment company or pooled investment vehicle. The Fund and all of the other accounts managed by the Portfolio Managers pay the Adviser a fee based on assets under management and do not pay a fee based on performance.

The following subsections on page 19 are hereby replaced with the following:

4. Information Concerning Compensation of Portfolio Managers

The Adviser has provided the following information regarding Portfolio Manager compensation as of September 30, 2009.

The Portfolio Managers received base compensation consisting of a fixed annual salary that is competitive with industry standards. Messrs. Grisanti and Brown, as portfolio managers and principals owning the common equity of the Adviser, also receive profit sharing based on the overall profitability of the firm. Investment Team members may, under certain circumstances, also receive incentive bonuses based upon their individual contributions to the firm. No member of the Investment Team is compensated on the basis of the performance of the Fund or any other account under management.

5. Portfolio Managers’ Ownership in the Fund

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2009
Vance C. Brown	$100,001-$500,000
Christopher C. Grisanti	$100,001-$500,000
Robert G. Gebhart	$10,001-$50,000

Please retain for future reference.